                             EMPLOYMENT AGREEMENT
                             --------------------


     This Agreement is made as of this 27th day of April 2000 between TeleSpectrum Worldwide Inc., a Delaware corporation (the "Company"), and Vincent
J. Ciavardini (the "Employee").


                                   RECITALS
                                   --------

     The Company desires to employ the Employee, and the Employee desires to provide services to the Company, upon the terms and conditions hereinafter set forth.

                                  WITNESSETH:
                                  ----------

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto, each intending to be legally bound hereby, agree as follows:

1.  Employment.
    ----------

        (a)  During the term of the Employee's employment under this Agre
(the "Employment Term"), the Employee shall be the Chief Executive Officer and President of the Company and shall perform such duties consistent with such office as described in the Company's Bylaws (a copy of which has been furnished to the Employee) and as are assigned by the Company's Board of Directors (the "Board"). In addition, the Company shall appoint Employee to the Board to fill the current vacancy in such Board. Except for periodic travel incident to Employee's duties hereunder, Employee shall not be required to perform his duties hereunder outside a 50 mile radius of the Company's current principal office.

        (b) Employee represents to the Company that he is not subject or a party to any employment agreement, non-competition covenant, non-disclosure agreement or any other agreement, covenant, understanding or restriction of any nature which would prohibit Employee from executing this Agreement and performing fully his duties and responsibilities hereunder.

2.  Term.  The "Employment Term" shall begin on the date hereof and, unless
    ----
terminated earlier pursuant to the terms of this Agreement, continue until April 27, 2003.

3.  Compensation for Employment.
    ---------------------------

        (a) The basic annual rate of compensation of the Employee for his employment services to the Company during the Employment Term shall be $325,000 (such amount is referred to herein as the "Salary"), which the Company shall pay to the Employee in equal installments in accordance with the normal payroll policies of the Company. The Salary will be reviewed at least one time each calendar year by the Compensation Committee of the Board for possible increases, taking into account such matters as the Employee's responsibilities, the profitability of the Company, the compensation of other executives of the Company, increases in cost of living and other factors deemed pertinent by the Committee. In light of such review, the Company, in its sole discretion, may increase the Salary but shall not decrease the Salary during the Employment Term.

        (b) The Employee shall be eligible to receive annual performance bonuses (such amounts are referred to herein as the "Bonus") in such amounts as approved by the Compensation Committee of the Board of Directors and participate in such bonus programs as are established for executive officers of the Company. For the first 12 months of this Agreement, the Employee shall receive a guaranteed
Bonus of $300,000.   After the first 12 months of this Agreement, the target
Bonus shall equal 100% of the then existing Salary.

        (c) On the date hereof, the Company shall grant Employee a stock option (the "Base Option") to purchase 1,000,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock"). The Base Option will contain such terms as contained in the form of Grant Letters attached as "Exhibit "A" hereto, including immediate vesting with respect to 100,000 shares and vesting in three equal 300,000 share increments on the first, second and third anniversaries of the date of grant. The Base Option shall provide that a maximum number of shares be qualified as "Incentive Stock Options" under applicable law and the regulations of the U.S. Internal Revenue Service. In addition, on the date hereof, the Company shall grant Employee a stock option (the "Performance Option") to purchase 500,000 shares of Common Stock. The Performance Option will include such terms as contained in the form of Grant Letter attached as Exhibit "B" hereto, including the following vesting schedule:

          (i) 166,667 shares if the closing price of the Common Stock on Nasdaq reaches $11.00 per share for ten consecutive trading days beginning prior to the 18 month anniversary of the date of this Agreement;

          (ii) 166,667 shares if the closing price of the Common Stock on Nasdaq reaches $17.00 per share for ten consecutive trading days beginning prior to the 27 month anniversary of the date of this Agreement;

          (iii) 166,666 shares if the closing price of the Common Stock on Nasdaq reaches $23.50 per share for ten consecutive trading days beginning prior to the 36 month anniversary of the date of this Agreement; and

          (iv) if not vested by the fourth anniversary of the date of this Agreement, then all shares underlying the Performance Option shall automatically vest on such date.

Each of the Performance and Base Options shall immediately vest as to any non-vested portion upon any termination of employment pursuant to Section 5 hereof.

        (d) During the Employment Term, the Company shall provide the Employee with fringe benefits that are substantially equivalent to the fringe benefits specified on Exhibit "C" (the "Fringe Benefits") at such levels that are provided to the senior officers of the Company.

        (e) All amounts payable by the Company under Sections 3(a) and (b) and the Fringe Benefits allowed under Section 3(d) shall be subject to proration based upon the number of days in each such year that the Employee was employed by the Company hereunder.

4.  Termination Without Compensation.
    --------------------------------

        (a) Total Disability.  If the Employee becomes totally disabled (as
            ----------------
defined below), the Company may terminate the Employment Term by notice to the Employee, and as of the termination date, the Company shall have no further liability or obligation to the Employee hereunder except as follows: the Employee shall receive (i) unpaid Salary, Bonus, if any, and Fringe Benefits that have accrued through the date of termination; and (ii) whatever benefits that he may be entitled to receive under any then existing disability benefit plans of the Company, including any such plans included in the Fringe Benefits. For the purposes hereof, the Employee shall be deemed to be "totally disabled" if the Employee is considered totally disabled under any group disability plan maintained by the Company and in effect at that time, or in the absence of any such plan, under applicable Social Security regulations. In the event of any dispute under this Section 4(a), the Employee shall submit to a physical examination by a licensed physician mutually satisfactory to the Company and the Employee, the cost of such examination to be paid by the Company, and the determination of such physician shall be determinative.

        (b) Death.  If the Employee dies, this Employment Agreement shall
            -----
terminate on the date of death, and thereafter the Company shall not have any further liability or obligation to the Employee, his executors, administrators, heirs, assigns or any other person claiming under or through his except that the Employee's estate shall receive any unpaid Salary, Bonus, if any, and Fringe Benefits that have accrued through the date of termination.

        (c) Cause.  The Company may terminate the Employment Term for "cause" by
            -----
giving the Employee 30 days' notice of the termination date, and as of the termination date, the Company shall not have any further liability or obligation to the Employee, except that the Employee shall receive any unpaid Salary, Bonus, if any, and Fringe Benefits that have accrued through the date of termination. For purposes of this Agreement, "cause" shall mean the Employee's
(i) breach of (other than by reason of illness, injury or incapacity) of any of the material terms or provisions of this Agreement, (ii) the willful and substantial failure to comply fully with the lawful directives of the Board,
(iii) substantial and willful misconduct, (iv) material neglect of the Company's business, (v) conviction of a felony or other crime involving moral turpitude,
(vi) misappropriation of funds or (vii) habitual abuse of alcohol, narcotics or other controlled substances. In the case of a termination for "cause," the notice of termination shall specify the basis for the Company's determination of "cause"; provided, however, that in the case of conduct described in clauses
         --------  -------
(i), (ii), (iii) and (iv) above, such conduct shall not constitute "cause" for the purposes of this paragraph (c) unless (A) the

Board shall have given the Employee notice setting forth with specificity (1) the conduct deemed to constitute "cause," (2) reasonable action that would remedy the objectionable conduct, and (3) a reasonable time (not less than 20 days) within which the Employee may take such remedial action, and (B) the Employee shall not have taken such specified remedial action within such specified reasonable time.

        (d) Resignation.  The Employee shall have the right to terminate the
            -----------
Employment Term at any time by giving the Company 60 days' notice of the termination date. Under such circumstances, the Company shall not have any further liability or obligation to the Employee, except that the Employee shall receive any unpaid Salary, Bonus, if any, and Fringe Benefits that have accrued through the date of termination, net of any liabilities that the Employee may have to the Company.

5.  Termination With Compensation.  The Company shall have the right to
    -----------------------------
terminate the Employment Term without cause at any time by giving the Employee 30 days' notice of the termination date. In addition, the Employee may terminate his services under this Agreement "for good reason" by giving the Board 30 days' notice of such intent, which notice shall set forth in reasonable detail the facts and circumstances which constitute "for good reason". In the event of a termination of the Employment Term pursuant to this Section 5, the Company shall continue to pay to the Employee an amount equal to the Salary plus the Bonus paid for the prior calendar year, and continue to provide the Fringe Benefits listed in paragraph (a) of Exhibit C hereto for a period ending one year after the date of any such termination. The amount to be paid and the Fringe Benefits to be provided under this Section 5 are referred to herein as the "Termination Compensation." The Employee shall not be entitled to any Termination Compensation unless the Employee executes and delivers to the Company after a notice of termination a release in a form satisfactory to the Company in its sole discretion by which the Employee releases the Company from any obligations and liabilities of any type whatsoever under this Agreement, except for the Company's obligations with respect to the Termination Compensation. The parties hereto acknowledge that the Termination Compensation to be provided under this Section 5 is to be provided in consideration for the above-specified release. For purposes hereof, the term "for good reason" shall mean any material breach by the Company of any provision of this Agreement which is not fully addressed within 30 days after written receipt of notice of a breach, including the occurrence of any of the following events without Employee's express written consent: (1) the assignment to Employee of any duties inconsistent with Employee's positions, duties, responsibilities and status with the Company immediately prior to a change in control; (2) a material change in Employee's reporting responsibilities, titles or offices as in effect immediately prior to a change in control; (3) any removal of Employee from, or any failure to re-elect Employee to the office of Chief Executive Officer, except in connection with a termination of employment pursuant to this Agreement; (4) the breach of the last sentence of Section 1(a) hereof; or (5) the refusal of any "person" (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) that is or becomes a "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the voting power of the then outstanding securities of the Company, to assume the obligations of the Company hereunder.

6.  Agreement Not to Compete.
    ------------------------

        (a) The Employee covenants that for the period beginning on the termination of Employee's employment hereunder and ending on the first anniversary of the date of such termination of employment hereunder (the "Restricted Period"), he will not, directly or indirectly, own, manage, operate, join, control, finance or participate in the ownership, management, operation, control or financing of, or be connected as a partner, principal, agent, representative, consultant or otherwise with or use or permit his name to be used in connection with, any business or enterprise engaged directly or indirectly in competition with the business conducted by the Company at any time during such period within any portion of the United States in the direct marketing business which includes inbound and outbound telemarketing, customer retention and interactive voice response (the "Business"). It is recognized by the Employee and the Company that the Business is and is expected to continue to be conducted throughout the United States and that more narrow geographical limitations of any nature on this non-competition covenant (and the non-solicitation covenant set forth in Section 6(b)) are therefore not appropriate. The foregoing restriction shall not be construed to prohibit the ownership by Employee as a passive investment of not more than five percent (5%) of any class of securities of any corporation which is engaged in any of the foregoing businesses having a class of securities registered pursuant to the Securities Exchange Act of 1934.

        (b) The Employee further covenants that during the Restricted Period, he will not, either directly or indirectly, (i) call on or solicit any person who or which has been a customer of the Company with respect to the activities prohibited by Section 6(a) or (ii) solicit the employment of any person who is employed by the Company during such period on a full or part-time basis.

        (c) The Employee recognizes and acknowledges that by reason of his employment by the Company he will have access to Confidential Information relating to the Business. The Employee acknowledges that such Confidential Information is a valuable and unique asset and covenants that he will not disclose any such Confidential Information after the date hereof to any person for any reason whatsoever, unless such information (i) is in the public domain through no wrongful act of Employee, (ii) has been rightfully received from a third party without restriction and without breach of this Agreement or (iii) except as may be required by law.

        (d) The Employee acknowledges that the restrictions contained in this
Section 6 are reasonable and necessary to protect the legitimate interests of the Company, and that any violation will result in irreparable injury to the Company.

        (e) The Employee agrees that the Company shall be entitled to preliminary and permanent injunctive relief, without the necessity of proving actual damages, as well as an equitable accounting of all earnings, profits and other benefits arising from any violation of this Section 6, which rights shall be cumulative and in addition to any other rights or remedies to which the Company may be entitled. In the event that any of the provisions of this
Section 6 should ever be
adjudicated to exceed the time, geographic, product or service, or other limitations permitted by applicable law in any jurisdiction, then such provisions shall be deemed reformed in such jurisdiction to the maximum time, geographic, product or service, or other limitations permitted by applicable law.

7.  Inventions, Designs and Product Developments.  All inventions, innovations,
    --------------------------------------------
designs, ideas and product developments, developed or conceived by the Employee, solely or jointly with others, whether or not patentable or copyrightable, at any time during the Employment Term or during his employment by the Company prior to the commencement of the Employment Term and that relate to the actual or planned business activities of the Company (collectively, the "Developments") and all of the Employee's right, title and interest therein, shall be the exclusive property of the Company. The Employee hereby assigns, transfers and conveys to the Company all of his right, title and interest in and to any and all such Developments. The Employee shall disclose fully, as soon as practicable and in writing, all material and substantial Developments to the Board. At any time and from time to time, upon the request of the Company, the Employee shall execute and deliver to the Company any and all instruments, documents and papers, give evidence and do any and all other reasonable acts that, in the opinion of counsel for the Company, are or may be necessary or desirable to document such transfer or to enable the Company to file and prosecute applications for and to acquire, maintain and enforce any and all patents, trademark registrations or copyrights under United States or foreign law with respect to any such Developments or to obtain any extension, validation, re-issue, continuance or renewal of any such patent, trademark or copyright. The Company will be responsible for the preparation of any such instruments, documents and papers and for the prosecution of any such proceedings and will reimburse the Employee for all reasonable expenses incurred by his in compliance with the provisions of this Section 7.

8.  Confidential Information.
    ------------------------

        (a) The Employee has had and will have possession of or access to confidential information relating to the business of the Company, including writings, equipment, processes, drawings, reports, manuals, invention records, financial information, business plans, customer lists, the identity of or other facts relating to prospective customers, inventory lists, arrangements with suppliers and customers, computer programs, or other material embodying trade secrets, customer or product information or technical or business information of the Company. All such information, other than any information that is in the public domain through no act or omission of the Employee or which he is authorized to disclose, is referred to collectively as the "Company Information." During and after the Employment Term, the Employee shall not (i) use or exploit in any manner the Company Information for himself or any person, partnership, association, corporation or other entity other than the Company,
(ii) remove any Company Information, or any reproduction thereof, from the possession or control of the Company or (iii) treat Company Information otherwise than in a confidential manner.

     (b) All Company Information developed, created or maintained by the

Employee, alone or with others while employed by the Company, and all Company Information maintained by the Employee thereafter, shall remain at all times the exclusive property of the Company. The Employee shall return to the Company all Company Information, and reproductions thereof, whether prepared by his or others, that are in his possession immediately upon request and in any event upon the completion of his employment by the Company.

9.  Remedies.  The Employee expressly acknowledges that the remedy at law for
    --------
any breach of Sections 6, 7 and 8 will be inadequate and that upon any such breach or threatened breach, the Company shall be entitled as a matter of right to injunctive relief in any court of competent jurisdiction, in equity or otherwise, and to enforce the specific performance of the Employee's obligations under these provisions without the necessity of proving the actual damage to the Company or the inadequacy of a legal remedy.

10.  Legal Expenses.   The Company shall pay all of the reasonable fees and
     --------------
expenses incurred by counsel to the Employee in negotiating this Agreement and in enforcing Employee's rights under this Agreement.

11.  General.
     -------

        (a) Governing Law.  This Agreement is made and entered into in the
            -------------
Commonwealth of Pennsylvania, and shall in all respects be interpreted, enforced and governed by and under the laws of the Commonwealth.

        (b) Company.  For purposes of Sections 6, 7, 8 and 9, the term "Company"
            -------
shall be deemed to include any incorporated or unincorporated entities that are controlled, directly or indirectly, by the Company through ownership, agreement or otherwise, and any such entity to which the Company assigns its rights hereunder.

        (c) Binding Effect.  All of the terms and provisions of this Agreement
            --------------
shall be binding upon and inure to the benefit and be enforceable by the respective heirs, representatives, successors (including any successor as a result of a merger or similar reorganization) and assigns of the parties hereto, except that the duties and responsibilities of the Employee hereunder are of a personal nature and shall not be assignable in whole or in part by the Employee.

        (d) Notices.  All notices required to be given under this Agreement
            -------
shall be in writing and shall be deemed to have been given when personally delivered or when mailed by registered or certified mail, postage prepaid, return receipt requested, or when sent by Federal Express or other overnight delivery service, addressed as follows:

          TO EMPLOYEE:

                Vincent J. Ciavardini
                4 Honeysuckle Lane
                Broomall, PA  19008

                With a copy to:

                        William Sasso
                        Stradley, Ronon, Stevens & Young
                        2600 One Commerce Square
                        Philadelphia, PA   19103-7098

          TO THE COMPANY:

                443 S. Gulph Road
                King of Prussia, PA  19406
                Fax:  610-962-5109
                Attn:  Chief Financial Officer

                With a copy to:

                        Morgan, Lewis & Bockius LLP
                        1701 Market Street
                        Philadelphia, PA  19103
                        Fax:  215-963-5299
                        Attn:   Stephen M. Goodman, Esquire

        (e) Entire Agreement; Modification.  This Agreement constitutes the
            ------------------------------
entire agreement of the parties hereto with respect to the subject matter hereof and may not be modified or amended in any way except in writing by the parties hereto.

        (f) Duration.  Notwithstanding the termination of the Employment Term
            --------
and of the Employee's employment by the Company, this Agreement shall continue to bind the parties for so long as any obligations remain under the terms of this Agreement.

        (g) Waiver.  No waiver of any breach of this Agreement shall be
            ------
construed to be a waiver as to succeeding breaches.

        (h) Severability.  If any provision of this Agreement or application
            -------------
thereof to anyone under any circumstances is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application and shall not invalidate or render unenforceable such provision in any other jurisdiction.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have hereunto duly executed this Agreement as of the day and year first written above.

                              TELESPECTRUM WORLDWIDE INC.


                              By:___________________________________



                              ______________________________________
                              VINCE CIAVARDINI

                                  EXHIBIT "C"


                                FRINGE BENEFITS
                                ---------------



     (a) Health insurance and short-term and long-term disability insurance for the Employee, with the same benefits generally provided to the Company's most senior executive employees from time to time during the Employment Term.

     (b) Eligibility to participate in any 401(k) savings plans maintained by the Company during the Employment Term consistent with the Plan parameters.

     (c) Term life insurance and SERP participation on a basis commensurate with the Company's other senior officers.

     (d) Eligibility to continue to participate in any employee stock option plan maintained by the Company during the Employment Term.

     (e) Reimbursement, in accordance with the Company's policies, upon proper accounting, of the monthly fee of a mobile telephone and charges for any business telephone calls made on the Employee's personal telephone.

     (f) Paid holidays in accordance with the Company's policies.

     (g) Paid vacation of four weeks per year.

                                   SCHEDULE I

                   COMMITMENTS AND APPLICABLE LENDING OFFICES

                                                                             REVOLVING      WORKING        LETTER OF    DOMESTIC AND
                         TERM A        TERM B        TERM C       TERM D      CREDIT        CAPITAL         CREDIT       EURODOLLAR
  NAME OF INITIAL      COMMITMENT    COMMITMENT    COMMITMENT   COMMITMENT  COMMITMENT     COMMITMENT     COMMITMENT       LENDING
      LENDER                                                                                                               OFFICE
====================================================================================================================================
Banque Nationale    $1,984,313.74  $1,129,136.03     $0.00         $0.00    $3,000,0000  $14,205,882.35  $5,000,000.00  Credit
   de Paris                                                                                                             Matters
                                                                                                                        -----------
                                                                                                                        499 Park
                                                                                                                        Avenue
                                                                                                                        New York, NY
                                                                                                                        10022
                                                                                                                        Tel: (212)
                                                                                                                        415-9723
                                                                                                                        Fax: (212)
                                                                                                                        418-8269
                                                                                                                        Attn: David
                                                                                                                        Barcus
                                                                                                                        Operations
                                                                                                                        ------------
                                                                                                                        499 Park
                                                                                                                        Avenue
                                                                                                                        New York, NY
                                                                                                                        10022
                                                                                                                        Tel: (212)
                                                                                                                        415-9432
                                                                                                                        Fax: (212)
                                                                                                                        415-9805
                                                                                                                        Attn:
                                                                                                                        Kimberly
                                                                                                                        Williams
====================================================================================================================================
Bank of America     $3,294,117.65  $4,053,308.82    $0.00         $0.00     $ 3,000,000  $ 9,264,705.88                 Credit
 National Trust                                                                                                         Matters
 and Savings                                                                                                            ------------
 Association                                                                                                            100 North
                                                                                                                        Tryon Street
                                                                                                                        Charlotte,
                                                                                                                        NC 28255
                                                                                                                        Tel: (704)
                                                                                                                        388-5920
                                                                                                                        Fax: (704)
                                                                                                                        388-0960
                                                                                                                        Attn:
                                                                                                                        Michael J.
                                                                                                                        McKenney
                                                                                                                        Operations
                                                                                                                        ------------
                                                                                                                        100 North
                                                                                                                        Tryon Street
                                                                                                                        Charlotte,
                                                                                                                        NC 28255
                                                                                                                        Tel: (704)
                                                                                                                        388-3781
                                                                                                                        Fax: (704)
                                                                                                                        409-0066
                                                                                                                        Attn:
                                                                                                                        Michael
                                                                                                                        D'Amico
====================================================================================================================================
BankBoston, N.A.    $2,823,529.41  $3,474,264.70    $0.00         $0.00      $0.00       $ 7,941,176.47                 Credit
                                                                                                                        Matters
                                                                                                                        ------------
                                                                                                                        C/O Fleet
                                                                                                                        National
                                                                                                                        Bank
                                                                                                                        777 Main
                                                                                                                        Street
                                                                                                                        Mail Stop:
                                                                                                                        CT MO 0237
                                                                                                                        Hartford, CT
                                                                                                                        06115
                                                                                                                        Tel: (860)
                                                                                                                        986-2630
                                                                                                                        Fax: (860)
                                                                                                                        986-3450
                                                                                                                        Attn:
                                                                                                                        Matthew
                                                                                                                        Latham
                                                                                                                        Operations
                                                                                                                        ------------
                                                                                                                        Commercial
                                                                                                                        Loan
                                                                                                                        Services
                                                                                                                        100
                                                                                                                        Rustcraft
                                                                                                                        Road
                                                                                                                        Dedham, MA
                                                                                                                        02026
                                                                                                                        Tel: (781)
                                                                                                                        467-2725
                                                                                                                        Fax: (781)
                                                                                                                        467-2151
                                                                                                                        Attn: Julie
                                                                                                                        Eaton
====================================================================================================================================
First Dominion        $0.00         $0.00         $9,920,000.00   $0.00       $0.00        $0.00                        Credit
 Funding III                                                                                                            Matters
                                                                                                                        ------------
                                                                                                                        C/O First
                                                                                                                        Dominion
                                                                                                                        Capital,
                                                                                                                        L.L.C.
                                                                                                                        1330 Avenue
                                                                                                                        of the
                                                                                                                        Americas
                                                                                                                        New York, NY
                                                                                                                        10019
                                                                                                                        Tel: (212)
                                                                                                                        603-8500
                                                                                                                        Fax: (212)
                                                                                                                        603-8506
                                                                                                                        Attn:
                                                                                                                        Michael
                                                                                                                        Monteleone
                                                                                                                        Copy to:
                                                                                                                        Shirley
                                                                                                                        Thompson
                                                                                                                        Tel: (804)
                                                                                                                        819-2335
                                                                                                                        Fax: (804)
                                                                                                                        819-2213
                                                                                                                        Operations
                                                                                                                        ------------
                                                                                                                        Commercial
                                                                                                                        Loan
                                                                                                                        Services
                                                                                                                        909 Fannin,
                                                                                                                        Suite 1700
                                                                                                                        Houston, TX
                                                                                                                        77010
                                                                                                                        Tel: (713)
                                                                                                                        216-1576
                                                                                                                        Fax: (713)
                                                                                                                        216-8299
                                                                                                                        Attn: Judith
                                                                                                                        Drummond
                                                                                                                        Copy to:
                                                                                                                        Shashi
                                                                                                                        Srikantan
                                                                                                                        Tel: (212)
                                                                                                                        603-8500
                                                                                                                        Fax: (212)
                                                                                                                        603-8506
====================================================================================================================================


                                                                             REVOLVING      WORKING        LETTER OF    DOMESTIC AND
                         TERM A        TERM B        TERM C       TERM D      CREDIT        CAPITAL         CREDIT       EURODOLLAR
  NAME OF INITIAL      COMMITMENT    COMMITMENT    COMMITMENT   COMMITMENT  COMMITMENT     COMMITMENT     COMMITMENT       LENDING
      LENDER                                                                                                               OFFICE
====================================================================================================================================
First Source             $0             $0           $0.00         $0.00       $0.00     $ 5,294,117.65                 Credit
                                                                                                                        Matters
                                                                                                                        ------------
                                                                                                                        2850 W. Golf
                                                                                                                        Road
                                                                                                                        Rolling
                                                                                                                        Meadows, IL
                                                                                                                        60008
                                                                                                                        Tel: (847)
                                                                                                                        734-2084
                                                                                                                        Fax: (847)
                                                                                                                        734-7910
                                                                                                                        Attn: Mary
                                                                                                                        Thorrez
                                                                                                                        Operations
                                                                                                                        ------------
                                                                                                                        Sr. Loan
                                                                                                                       Administrator
                                                                                                                        2850 W. Golf
                                                                                                                        Road 5/th/
                                                                                                                        Floor
                                                                                                                        Rolling
                                                                                                                        Meadow, IL
                                                                                                                        60008
                                                                                                                        Tel: (847)
                                                                                                                        734-2056
                                                                                                                        Fax: (847)
                                                                                                                        734-7912
                                                                                                                        Attn: Kelly
                                                                                                                        Schmidt
====================================================================================================================================
IBJ Whitehall Bank  $1,882,352.94  $2,316,176.47    $0.00         $0.00       $0.00      $ 5,294,117.65                 Credit
 & Trust Company                                                                                                        Matters
                                                                                                                        ------------
                                                                                                                        One State
                                                                                                                        Street
                                                                                                                        New York, NY
                                                                                                                        10004
                                                                                                                        Tel: (212)
                                                                                                                        858-2147
                                                                                                                        Fax: (212)
                                                                                                                        858-2768
                                                                                                                        Attn: Steve
                                                                                                                        Hanna
                                                                                                                        Operations
                                                                                                                        ------------
                                                                                                                        One State
                                                                                                                        Street
                                                                                                                        New York, NY
                                                                                                                        10004
                                                                                                                        Tel: (212)
                                                                                                                        858-2266
                                                                                                                        Fax: (212)
                                                                                                                        858-2222
                                                                                                                        Attn: Frank
                                                                                                                        DeLillo
====================================================================================================================================
Van Kampen Prime    $  522,222.22  $  820,312.51  $8,266,666.66   $0.00       $0.00        $0.00                        Credit
 Rate Income Trust                                                                                                      Matters
                                                                                                                        ------------
                                                                                                                        One Parkview
                                                                                                                        Plaza
                                                                                                                        Oakbrook
                                                                                                                        Terrace, IL
                                                                                                                        60181
                                                                                                                        Tel: (630)
                                                                                                                        684-6423
                                                                                                                        Fax: (630)
                                                                                                                        684-6740/41
                                                                                                                        Attn: Darvin
                                                                                                                        Pierce
                                                                                                                        Operations
                                                                                                                        ------------
                                                                                                                        One Parkview
                                                                                                                        Plaza
                                                                                                                        Oakbrook
                                                                                                                        Terrace, IL
                                                                                                                        60181
                                                                                                                        Tel: (630)
                                                                                                                        684-6283
                                                                                                                        Fax: (630)
                                                                                                                        684-6740/41
                                                                                                                        Attn: Brian
                                                                                                                        Buscher
                                                                                                                        and
                                                                                                                        State Street
                                                                                                                        Bank & Trust
                                                                                                                        Corporate
                                                                                                                        Trust
                                                                                                                        Department
                                                                                                                        P.O. Box 778
                                                                                                                        Boston, MA
                                                                                                                        02102
                                                                                                                        Tel: (617)
                                                                                                                        664-5481
                                                                                                                        Fax: (617)
                                                                                                                        664-5366
                                                                                                                         /5367
                                                                                                                        Attn: Ann
                                                                                                                        Chlebnik
====================================================================================================================================

                                  SCHEDULE I

                  COMMITMENTS AND APPLICABLE LENDING OFFICES


                                                                             REVOLVING      WORKING        LETTER OF    DOMESTIC AND
                     TERM A         TERM B         TERM C        TERM D       CREDIT        CAPITAL         CREDIT       EURODOLLAR
NAME OF INITIAL    COMMITMENT     COMMITMENT     COMMITMENT    COMMITMENT   COMMITMENT     COMMITMENT     COMMITMENT      LENDING
 LENDER                                                                                                                   OFFICE
====================================================================================================================================

  Van Kampen      $  522,222.22  $  820,312.51  $8,266,666.66  $     0.00  $      0.00  $         0.00                  Credit
Senior Floating                                                                                                         Matters
  Rate Fund                                                                                                             -------
                                                                                                                        One Parkview
                                                                                                                        Plaza
                                                                                                                        Oakbrook
                                                                                                                        Terrace,
                                                                                                                        IL 60181
                                                                                                                        Tel: (630)
                                                                                                                        684-6423
                                                                                                                        Fax: (630)
                                                                                                                        684-6740/41
                                                                                                                        Attn: Darvin
                                                                                                                        Pierce
                                                                                                                        Operations
                                                                                                                        ----------
                                                                                                                        One Parkview
                                                                                                                        Plaza
                                                                                                                        Oakbrook
                                                                                                                        Terrace, IL
                                                                                                                        60181
                                                                                                                        Tel: (630)
                                                                                                                        684-6283
                                                                                                                        Fax: (630)
                                                                                                                        684-6740/41
                                                                                                                        Attn: Brian
                                                                                                                        Buscher
                                                                                                                        and
                                                                                                                        State Street
                                                                                                                        Bank & Trust
                                                                                                                        Corporate
                                                                                                                        Trust
                                                                                                                        Department
                                                                                                                        P.O. Box 778
                                                                                                                        Boston, MA
                                                                                                                        02102
                                                                                                                        Tel: (617)
                                                                                                                        664-5481
                                                                                                                        Fax: (617)
                                                                                                                        664-5366
                                                                                                                         /5367
                                                                                                                        Attn: Ann
                                                                                                                        Chlebnik
====================================================================================================================================

 Van Kampen       $  522,222.22  $  820,312.51  $8,266,666.66  $     0.00  $      0.00  $         0.00                  Credit
Senior Income                                                                                                           Matters
   Trust                                                                                                                -------
                                                                                                                        One Parkview
                                                                                                                        Plaza
                                                                                                                        Oakbrook
                                                                                                                        Terrace,
                                                                                                                        IL 60181
                                                                                                                        Tel: (630)
                                                                                                                        684-6423
                                                                                                                        Fax: (630)
                                                                                                                        684-6740/41
                                                                                                                        Attn: Darvin
                                                                                                                        Pierce
                                                                                                                        Operations
                                                                                                                        ----------
                                                                                                                        One Parkview
                                                                                                                        Plaza
                                                                                                                        Oakbrook
                                                                                                                        Terrace,
                                                                                                                        IL 60181
                                                                                                                        Tel: (630)
                                                                                                                        684-6283
                                                                                                                        Fax: (630)
                                                                                                                        684-6740/41
                                                                                                                        Attn: Brian
                                                                                                                        Buscher
                                                                                                                        and
                                                                                                                        State Street
                                                                                                                        Bank &
                                                                                                                        Trust
                                                                                                                        Corporate
                                                                                                                        Trust
                                                                                                                        Department
                                                                                                                        P.O. Box 778
                                                                                                                        Boston, MA
                                                                                                                        02102
                                                                                                                        Tel: (617)
                                                                                                                        664-5481
                                                                                                                        Fax: (617)
                                                                                                                        664-5366
                                                                                                                        /5367
                                                                                                                        Attn: Ann
                                                                                                                        Chlebnik
====================================================================================================================================

Wells Fargo       $1,000,000.00  $1,476,562.50  $        0.00  $     0.00  $      0.00  $ 3,000,000.00                  Credit
 Bank, N.A.                                                                                                             Matters
                                                                                                                        -------
                                                                                                                        Loan
                                                                                                                        Adjustment
                                                                                                                        Group
                                                                                                                        333 S. Grand
                                                                                                                        Ave.,
                                                                                                                        Ste. 940
                                                                                                                        Los Angeles,
                                                                                                                        CA 90071
                                                                                                                        Tel: (213)
                                                                                                                        253-6822
                                                                                                                        Fax: (213)
                                                                                                                        253-5913
                                                                                                                        Attn: Razia
                                                                                                                        Damji
                                                                                                                        Operations
                                                                                                                        ----------
                                                                                                                        201 Third
                                                                                                                        Street,
                                                                                                                        8th Floor
                                                                                                                        San
                                                                                                                        Francisco,
                                                                                                                        CA 94103
                                                                                                                        Tel: (415)
                                                                                                                        447-5341
                                                                                                                        Fax: (415)
                                                                                                                        512-7777
                                                                                                                        Attn: Efren
                                                                                                                        Gonzales
====================================================================================================================================


                                                                             REVOLVING      WORKING        LETTER OF    DOMESTIC AND
                     TERM A         TERM B         TERM C        TERM D       CREDIT        CAPITAL         CREDIT       EURODOLLAR
NAME OF INITIAL    COMMITMENT     COMMITMENT     COMMITMENT    COMMITMENT   COMMITMENT     COMMITMENT     COMMITMENT      LENDING
 LENDER                                                                                                                   OFFICE
====================================================================================================================================

  Archimedes      $        0.00  $        0.00  $4,960,000.00  $     0.00  $      0.00  $         0.00                  Credit
Funding, L.L.C.                                                                                                         Matters
                                                                                                                        -------
                                                                                                                        C/O ING
                                                                                                                        Capital
                                                                                                                        Advisors LLC
                                                                                                                        333. S.
                                                                                                                        Grand
                                                                                                                        Avenue,
                                                                                                                        Suite 4250
                                                                                                                        Los Angeles,
                                                                                                                        CA 90071
                                                                                                                        Tel: (213)
                                                                                                                        346-3972
                                                                                                                        Fax: (213)
                                                                                                                        346-3995
                                                                                                                        Attn:
                                                                                                                        Michael
                                                                                                                        Hatley
                                                                                                                        Operations
                                                                                                                        ----------
                                                                                                                        333. S.
                                                                                                                        Grand
                                                                                                                        Avenue,
                                                                                                                        Suite 4250
                                                                                                                        Los Angeles,
                                                                                                                        CA 90071
                                                                                                                        Tel: (213)
                                                                                                                        346-3976
                                                                                                                        Fax: (213)
                                                                                                                        626-6552
                                                                                                                        Attn: Lenore
                                                                                                                        Crummey
                                                                                                                        Beniot
====================================================================================================================================

Archimedes        $1,566,666.66  $2,460,937.50  $        0.00  $     0.00  $      0.00  $         0.00                  Credit
Funding II,                                                                                                             Matters
   LTD.                                                                                                                 -------
                                                                                                                        C/O ING
                                                                                                                        Capital
                                                                                                                        Advisors LLC
                                                                                                                        333. S.
                                                                                                                        Grand
                                                                                                                        Avenue,
                                                                                                                        Suite 4250
                                                                                                                        Los Angeles,
                                                                                                                        CA 90071
                                                                                                                        Tel: (213)
                                                                                                                        346-3972
                                                                                                                        Fax: (213)
                                                                                                                        346-3995
                                                                                                                        Attn:
                                                                                                                        Michael
                                                                                                                        Hatley
                                                                                                                        Operations
                                                                                                                        ----------
                                                                                                                        333. S.
                                                                                                                        Grand
                                                                                                                        Avenue,
                                                                                                                        Suite 4250
                                                                                                                        Los Angeles,
                                                                                                                        CA 90071
                                                                                                                        Tel: (213)
                                                                                                                        346-3976
                                                                                                                        Fax: (213)
                                                                                                                        626-6552
                                                                                                                        Attn: Lenore
                                                                                                                        Crummey
                                                                                                                        Beniot
====================================================================================================================================

KZH ING-1 LLC     $        0.00  $        0.00  $2,976,000.00  $     0.00  $      0.00  $         0.00                  Credit
                                                                                                                        Matters
                                                                                                                        -------
                                                                                                                        C/O ING
                                                                                                                        Capital
                                                                                                                        Advisors LLC
                                                                                                                        333. S.
                                                                                                                        Grand
                                                                                                                        Avenue,
                                                                                                                        Suite 4250
                                                                                                                        Los Angeles,
                                                                                                                        CA 90071
                                                                                                                        Tel: (213)
                                                                                                                        346-3973
                                                                                                                        Fax: (213)
                                                                                                                        346-3995
                                                                                                                        Attn: Karen
                                                                                                                        Morgan
                                                                                                                        Operations
                                                                                                                        ----------
                                                                                                                        450 West
                                                                                                                        33rd Street
                                                                                                                        15th Floor
                                                                                                                        New York, NY
                                                                                                                        10001
                                                                                                                        Tel: (212)
                                                                                                                        946-7575
                                                                                                                        Fax: (212)
                                                                                                                        946-7776
                                                                                                                        Attn:
                                                                                                                        Virginia
                                                                                                                        Conway
====================================================================================================================================

KZH ING-2 LLC     $        0.00  $        0.00  $4,960,000.00  $     0.00  $      0.00  $         0.00                  Credit
                                                                                                                        Matters
                                                                                                                        -------
                                                                                                                        C/O ING
                                                                                                                        Capital
                                                                                                                        Advisors LLC
                                                                                                                        333. S.
                                                                                                                        Grand
                                                                                                                        Avenue,
                                                                                                                        Suite 4250
                                                                                                                        Los Angeles,
                                                                                                                        CA 90071
                                                                                                                        Tel: (213)
                                                                                                                        346-3973
                                                                                                                        Fax: (213)
                                                                                                                        346-3995
                                                                                                                        Attn: Karen
                                                                                                                        Morgan
                                                                                                                        Operations
                                                                                                                        ----------
                                                                                                                        450 West
                                                                                                                        33rd Street
                                                                                                                        15th Floor
                                                                                                                        New York, NY
                                                                                                                        10001
                                                                                                                        Tel: (212)
                                                                                                                        946-7575
                                                                                                                        Fax: (212)
                                                                                                                        946-7776
                                                                                                                        Attn:
                                                                                                                        Virginia
                                                                                                                        Conway
====================================================================================================================================

KZH ING-3 LLC     $        0.00  $        0.00  $1,984,000.00  $     0.00  $      0.00  $         0.00                  Credit
                                                                                                                        Matters
                                                                                                                        -------
                                                                                                                        C/O ING
                                                                                                                        Capital
                                                                                                                        Advisors LLC
                                                                                                                        333. S.
                                                                                                                        Grand
                                                                                                                        Avenue,
                                                                                                                        Suite 4250
                                                                                                                        Los Angeles,
                                                                                                                        CA 90071
                                                                                                                        Tel: (213)
                                                                                                                        346-3973
                                                                                                                        Fax: (213)
                                                                                                                        346-3995
                                                                                                                        Attn: Karen
                                                                                                                        Morgan
                                                                                                                        Operations
                                                                                                                        ----------
                                                                                                                        450 West
                                                                                                                        33rd Street
                                                                                                                        15th Floor
                                                                                                                        New York, NY
                                                                                                                        10001
                                                                                                                        Tel: (212)
                                                                                                                        946-7575
                                                                                                                        Fax: (212)
                                                                                                                        946-7776
                                                                                                                        Attn:
                                                                                                                        Virginia
                                                                                                                        Conway
====================================================================================================================================

  Canadian        $1,882,352.94  $2,316,176.47  $           0  $        0  $         0  $            0                  Credit
Imperial Bank                                                                                                           Matters
 of Commerce                                                                                                            -------
                                                                                                                        425
                                                                                                                        Lexington
                                                                                                                        Avenue, 7th
                                                                                                                        Floor
                                                                                                                        New York, NY
                                                                                                                        10017
                                                                                                                        Tel: (212)
                                                                                                                        856-3682
                                                                                                                        Fax: (212)
                                                                                                                        856-3799
                                                                                                                        Attn: Koren
                                                                                                                        Volk
                                                                                                                        Operations
                                                                                                                        ----------
                                                                                                                        2 Paces
                                                                                                                        West, Suite
                                                                                                                        1200
                                                                                                                        2727 Paces
                                                                                                                        Ferry Road
                                                                                                                        Atlanta, GA
                                                                                                                        30339
                                                                                                                        Tel: (770)
                                                                                                                        319-4874
                                                                                                                        Fax: (770)
                                                                                                                        319-4955
                                                                                                                        Attn: Kelly
                                                                                                                        Swift
====================================================================================================================================